This is filed pursuant to Rule 497(e).

AllianceBernstein Institutional Funds, Inc.
File Nos. 333-37177 and 811-08403.
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[LOGO]                                         ALLIANCEBERNSTEIN
ALLIANCEBERNSTEIN                      INSTITUTIONAL FUNDS, INC.
Investment Research and            AllianceBernstein Real Estate
Management SM                      Investment Institutional Fund
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Supplement dated December 17, 2003 to the Prospectus of
AllianceBernstein Institutional Funds, Inc. that offers the Class I shares of AllianceBernstein Real Estate Investment Institutional Fund (the "Fund"). This Supplement provides additional information under the heading "Management of the Fund" in the Prospectus.

Alliance Capital Management L.P., ("Alliance Capital") the Fund's Adviser, has been contacted by the Office of the New York State Attorney General ("NYAG") and the United States Securities and Exchange Commission ("SEC") in connection with their investigation of practices in the mutual fund industry identified as "market timing" and "late trading" of mutual fund shares. Alliance Capital has been providing full cooperation with respect to these investigations.

Based on the preliminary results of its own ongoing internal investigation concerning mutual fund transactions, Alliance Capital has identified conflicts of interest in connection with certain market timing transactions. In this regard, Alliance Capital has suspended two of its employees, one of whom had been the portfolio manager and an officer of the AllianceBernstein Technology Fund and an officer of AllianceBernstein Select Investor Series, and the other of whom had been an executive involved in selling Alliance Capital's hedge fund products. Alliance Capital continues to review the facts and circumstances relevant to the SEC's and NYAG's investigations, including whether third parties may have engaged in illegal late trading in the mutual funds sponsored by Alliance Capital, and whether any of its employees knowingly facilitated such late trading. Consistent with the best interests of the Fund and its shareholders, Alliance Capital intends to vigorously pursue its rights, and the rights of the Fund and its shareholders, if it is determined that such trading occurred. At the present time, management of Alliance Capital is unable to estimate the impact, if any, that the outcome of these investigations may have on the Fund or Alliance Capital's results of operations or financial condition.

Alliance Capital also announced that its Board of Directors authorized a special committee, comprised of the members of Alliance Capital's Audit Committee and the other independent member of the Board, to direct and oversee a comprehensive review of the facts and circumstances relevant to the SEC's and the NYAG's investigations.

On October 2, 2003, a class action complaint entitled Hindo et al. v. AllianceBernstein Growth & Income Fund et al. (the "Hindo Complaint") was filed in federal district court in the Southern District of New York against Alliance Capital Management Holding L.P.; Alliance Capital; Alliance Capital Management Corporation (collectively, the "Alliance Capital defendants"); certain of the AllianceBernstein Mutual Funds and The AllianceBernstein Portfolios); AXA Financial, Inc.; Gerald Malone; Charles Schaffran; Edward J. Stern; Canary Capital Partners, LLC; Canary Investment Management LLC; Canary Capital Partners, Ltd.; and other unnamed defendants. The action, which is brought on behalf of a putative class of all persons who purchased shares in one or more of the defendant mutual funds between October 2, 1998 and September 29, 2003, alleges violations of the Securities Act of 1933, the Securities Exchange Act of 1934 and the Investment Advisors Act of 1940. The principal allegations of the Hindo Complaint are that the Alliance Capital defendants entered into agreements under which certain named and unnamed parties were permitted to engage in late trading and market timing transactions in the defendant funds. According to the Complaint, these agreements were fraudulent and a breach of fiduciary duty to fund shareholders. In addition, plaintiffs allege that the prospectuses for the named AllianceBernstein mutual funds were false and misleading because they: (i) failed to disclose the existence of these late trading and market timing agreements; and
(ii) represented that fund shareholders would be safeguarded against the effects of such agreements. Plaintiffs seek unspecified damages, the rescission of plaintiffs' contracts with Alliance Capital, and recovery of any fees paid in connection therewith. Alliance Capital is evaluating the claims in the Hindo Complaint and intends to vigorously defend against them. At the present time, management of Alliance Capital is unable to estimate the impact, if any, that the outcome of this action may have on the Fund or on Alliance Capital's results of operations or financial condition. On October 8, 2003, a similar complaint was filed in federal district court in the Eastern District of New York in which all AllianceBernstein Funds are named as nominal defendants. Alliance Capital understands that additional lawsuits that are similar to these lawsuits have been filed, and believes that others may be filed, against Alliance Capital defendants, the Fund and related parties.

You should retain this Supplement with your prospectus for future reference.


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